Exhibit 99.1

Blue Apron Q1’22 Presentation May 9, 2022

2 Disclaimers: Forward Looking Statements and Use of Non-GAAP Information This presentation includes statements concerning Blue Apron Holdings, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," “forecasts,” "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. Blue Apron has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions including, without limitation, the company’s ability, including the timing and extent, to successfully support the acceleration and execution of its growth strategy and to meet its outlook forecasts (including the ability to successfully increase marketing and technology improvements on the planned timeline), cost-effectively attract new customers and retain existing customers, including its ability to sustain any increase in demand resulting from both its growth strategy and the COVID-19 pandemic, and its ability to continue to expand its product offerings and distribution channels, and to continue to execute operational efficiency practices; changes in consumer behaviors, tastes and preferences that could lead to changes in demand, including as a result of, among other things the impact of inflation or other macroeconomic factors, and to some extent, long-term impacts of COVID-19 on consumer behavior, on consumer spending habits; the company’s ability to attract and retain qualified employees and personnel in sufficient numbers, both generally and in light of nationwide labor shortages as a result of COVID-19 or otherwise; any material and adverse impact of the COVID-19 pandemic or any future surges, including as a result of new variants and subvariants of the virus, on the company’s operations and results, such as challenges in employee recruiting and retention, any prolonged closures, or series of temporary closures, of one or both of its fulfillment centers, supply chain or carrier interruptions or delays, and any resulting need to cancel or shift customer orders; the company’s expectations regarding its expenses and net revenue, including the impact of its recent price increase for our meal kit and wine products, its increased marketing expenditures, and its ability to grow revenue and adjusted EBITDA and to achieve or maintain profitability;

3 Disclaimers: Forward Looking Statements and Use of Non-GAAP Information the company’s expectations regarding, and the stability of, its supply chain, including potential shortages, interruptions and/or increased costs in the supply or delivery of ingredients, and parcel and freight carrier interruptions or delays and/or higher freight or fuel costs, as a result of inflation or otherwise; the company’s ability to effectively compete; the company’s ability to maintain and grow the value of its brand and reputation; the company’s ability to maintain food safety and prevent food-borne illness incidents and its susceptibility to supplier-initiated recalls; the company’s ability, including the timing and extent, to sufficiently manage costs and to fund investments in its operations in amounts necessary to maintain compliance with financial, and other covenants under its indebtedness while continuing to support the execution and acceleration of its growth strategy; the company’s ability to comply with modified or new laws and regulations applying to its business, or the impact that such compliance may have on its business; our ability to achieve our environmental, sustainability and corporate governance goals in our anticipated timeframe or at all; the company’s vulnerability to adverse weather conditions, natural disasters, wars, and public health crises, including pandemics; the company’s ability to protect the security and integrity of its data and protect against data security risks and breaches; the company’s ability to obtain and maintain intellectual property protection; and other risks more fully described in the company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 25, 2022 and the company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC on May 9, 2022 and in other filings that the company may make with the SEC in the future. The company assumes no obligation to update any forward-looking statements contained in this presentation , whether as a result of any new information, future events, or otherwise. This presentation also includes adjusted EBITDA, which is a non-GAAP financial measure that is not prepared in accordance with, nor an alternative to, financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). In addition, this non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation of this measure to the most directly comparable GAAP measure is included in the Appendix to this presentation. The company believes that using 1Q20 as a benchmark is an appropriate way to evaluate the company’s 1Q22 performance. The company believes that its financial results patterns and customer behaviors in the 1Q20, the results of which, despite a sharp increase in demand in the last few weeks of 1Q20, were not materially impacted by the effects of the pandemic. As such, the quarter reflects a higher correlation to more normalized periods, versus the pandemic-impacted periods of 2Q20 through 1Q21 and onwards.

27 Linda Findley President, Chief Executive Officer 4

5 5 FIRST QUARTER 2022 RECAP (1) We define Average Order Value as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Orders in that period (2) We define Orders as the number of paid orders by our Customers across our meal, wine and market products sold on our e-commerce platforms in any reporting period, inclusive of orders that may have eventually been refunded or credited to customers (3) We define Orders per Customer as the number of Orders in a given reporting period divided by the number of Customers in that period (4) We determines our number of Customers by counting the total number of individual customers who have paid for at least one Order from Blue Apron across our meal, wine or market products sold on our ecommerce platforms in a given reporting period (5) We define Average Revenue per Customer as our net revenue from our meal, wine and market products sold on our e-commerce platforms in a given reporting period divided by the number of Customers in that period +9% Customer Growth vs. Q4 2021 $62.99 Average Order Value(1)(2) 5.1 Orders Per Customer(3)(4) $321 Average Revenue Per Customer(5) +10% Revenue Growth vs. Q4 2021

6 TURNAROUND STRATEGY LAUNCHED IN 2019 Focused on long-term sustainable growth 1 Engage More High Value Customers 2 Offer Greater Menu Variety, Flexibility and Choice 3 Efficiently Scale Marketing Infrastructure ● Enhancing CDP to track every customer touchpoint and improve conversion. ● Implementing CMS to better manage marketing content across multiple platforms ● Developing tech to simplify partnership integration

7 “Being a Hero” TV and Connected TV Series “Expect the Unexpected” Online Video Series NATIONAL BRAND CAMPAIGN SPOTS 7

8 Launched New Breakfast Offering ● Recipes designed to be ready in < 15 mins ● Classic breakfast ingredients with elevated twist

9 EXPANDED MENU SELECTION Focused on providing more variety, flexibility, and choice 9 4-Serving Recipes From 9 to 12 Add-Ons From 6 to 9 Options:

10 Partnerships Signed several fully-integrated partnerships and brought on several well-known influential culinary voices With leading brands EXPANDING EXISTING PARTNERSHIPS & COLLABORATIONS WITH LEADING BRANDS 10

11 Partnerships Signed several fully-integrated partnerships and brought on several well-known influential culinary voices LOGISTICS Constantly searching for ways to improve the customer experience • Signed agreement to support last mile delivery in select select Mid-Atlantic markets to start • Providing customers with premium experience with interactive tracking, delivery messaging, driver ratings

12 ● Met commitment to be carbon neutral(1) by 3/31/22 through purchase of carbon credits ENVIRONMENTAL SOCIAL GOVERNANCE ● Expanding benefits and training for full-time employees ● Added 2 independent directors on our path to meet racial and gender diversity goals (1) Based on our initial carbon footprint analysis ESG INITIATIVES 12

13 Randy Greben Chief Financial Officer

14 Marketing ($M) 23.7% As a percentage of Net Revenue First Quarter 2022 Performance 13.5% 15.4% % of Net Revenue 13.2% 19.6% 23.7% 14.8% Net Revenue ($M) $117.8 Million +15.6% vs 1Q20

15 First Quarter 2022 Performance 6.4% 6.8% 22.5% -0.4% YoY Growth -1.9% -5.7% 14.9% Average Revenue Per Customer (1) Orders Per Customer (2) Average Order Value (3) -0.2% -7.4% 3.0% -2.4% 3.8% vs Q1’20 +18.6% +8.5% vs Q1’20 vs Q1’20 +9.2% 4.9% -3.1% -5.6% 4.4% 0.9% 2.2%

16 First Quarter 2022 Performance 34.4% 28.2% % of Net Revenue (1) Represents net revenue less cost of goods sold, excluding depreciation and amortization, as a percentage of net revenue Variable Margin(1) 32.5% -460 bps YoY PTG&A ($M) $43.3 Million +18.3% YoY 29.7% 33.6% 36.7% 32.1%

17 First Quarter 2022 Performance (1) Adjusted EBITDA is defined as net income (loss) before interest income (expense), net, other operating expense, gain (loss) on extinguishment of debt, other income (expense), net, benefit (provision) for income taxes, depreciation and amortization and share-based compensation expense. See appendix for reconciliation of net income (loss) to Adjusted EBITDA Net Loss ($M) $(38.4) Million Adjusted EBITDA ($M)(¹) $(30.7) Million Q1 ‘21 Q2 ‘21 Q3‘21 Q4‘21 Q1 ‘20 Q1 ‘21 Q2 ‘21 Q3‘21 Q4‘21 Q1 ‘22 Q1 ‘20 Q1 ‘22 • Strategic increase in marketing began in Q4 2021 / Q1 2022

18 Third Phase of Strategic Plan Designed to Drive Customer Growth Customers (‘000) and AOV

Q&A 19

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Appendix: Adjusted EBITDA Reconciliation 21

22 Reconciliation of Quarterly Net Income (Loss) to Adjusted EBITDA Q1 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 (in millions) Net income (loss) $(20) $(16) $(19) $(28) $(26) $(38) Share-based compensation 2 2 3 2 2 2 Depreciation and amortization 7 6 6 6 5 5 Other operating expense 3 - - - - - Gain (loss) on extinguishment of debt - - 4 - - - Interest (income) expense, net 2 2 3 2 2 2 Other (income) expense - - (1) 6 (1) (2) Provision (benefit) for income taxes 0 0 0 0 0 0 Adjusted EBITDA $(6) $(6) $(4) $(12) $(18) $(31)

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